LEGG MASON PARTNERS INCOME TRUST

(THE “TRUST”)

MAY 31, 2012

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

LEGG MASON WESTERN ASSET CORE BOND FUND

DATED DECEMBER 1, 2011

Summary Prospectus

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated December 1, 2011, as supplemented on May 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated December 1, 2011, as supplemented on May 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated July 31, 2011, are incorporated by reference into this Summary Prospectus.

The following language is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The Board of Trustees, on behalf of the fund, has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by Western Asset Core Bond Fund (the “Acquiring Fund”), a series of Western Asset Funds, Inc., in exchange for shares of the Acquiring Fund. The fund would then be terminated, and shares of the Acquiring Fund would be distributed to fund shareholders.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed in July 2012. If the reorganization is approved by fund shareholders, it is expected to occur on or about October 5, 2012, or on such later date as the parties may agree (the “Closing Date”). Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described below and in the fund’s Prospectus. Only shareholders who hold shares of the fund on June 22, 2012 will have the opportunity to vote with respect to the reorganization.

Under the reorganization, fund shareholders would receive a number of shares of the Acquiring Fund computed using the Acquiring Fund’s valuation procedures, which value fixed income securities based on the bid price. As a result, your fund’s net asset value per share on the Closing Date will be less than it would be if your fund’s valuation procedures were used because your fund currently values fixed income securities based on the mean of the bid price and the asked price. At the time of the reorganization you would receive Acquiring Fund shares having the same value as the value the shares of your fund would have, calculated using the Acquiring Fund’s valuation procedures. This means that if you participate in the reorganization, the value of the shares you receive will be less than would be the case if the value of those shares were determined under your fund’s valuation procedures. It is anticipated that no gain or loss for federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

Redemptions or exchanges of fund shares that occur before the Closing Date will be processed according to your fund’s valuation procedures. Redemptions or exchanges of fund shares that occur on or after the Closing Date will be processed according to the Acquiring Fund’s valuation procedures. As described above, this means that if you redeem or exchange your shares on or after the Closing Date, the value of the proceeds you receive will be less than would be the case if the value of those shares or those proceeds were determined under your fund’s valuation procedures.

The fund’s Class B shares will be closed to incoming exchanges, effective on or about September 28, 2012. Class B shares will be reclassified as Class A shares of the fund on or about October 2, 2012, and current holders of Class B shares will receive Class A shares of the Acquiring Fund in the reorganization. No contingent deferred sales charge will be charged on the reclassification of Class B shares and, once reclassified, the shares will no longer be subject to the contingent deferred sales charge currently charged on the redemption of Class B shares.

Effective on or about August 1, 2012, the fund’s Class C shares will be closed to all investments except for dividend reinvestments, incoming exchanges and investments made through certain retirement plan programs authorized by the fund’s distributor prior to August 1, 2012. In addition, the fund’s Class C shares will be reclassified as Class C1 shares, effective on or about August 1, 2012, and current holders of Class C shares will receive Class C1 shares of the Acquiring Fund in the reorganization. Class C1 shares of the Acquiring Fund will have the same sales charge and distribution fee structure as current Class C shares of the fund. Class C1 shares of the Acquiring Fund will be closed to all investments except for dividend reinvestments, incoming exchanges and investments made through certain retirement plan programs authorized by the fund’s distributor prior to August 1, 2012.

All classes of shares of the fund will be closed to purchases and incoming exchanges two days prior to the Closing Date, which is currently scheduled to occur on or about October 5, 2012.

This document is not an offer to sell shares of the Acquiring Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. To receive a free copy of a prospectus/proxy statement, when it is available, relating to the proposed reorganization of the fund into the Acquiring Fund, please call 1-877-721-1926. Free copies of the prospectus/proxy statement also will be available on the SEC’s website (http://www.sec.gov). Please read the prospectus/proxy statement carefully, when it is available, because it contains important information about the Agreement and Plan of Reorganization, the proposed reorganization and the Acquiring Fund.

LMFX014691